Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES
7	INCOME TAXES

Under the current laws of the Cayman Islands, VSA is not subject to tax on its income or capital gains. VSA’s PRC subsidiary is in the PRC. Effective from January 1, 2008, the PRC statutory income tax rate is 25% according to the Corporate Income Tax (“CIT”) Law which was passed by the National People’s Congress on March 16, 2007.

Certain VSA’s subsidiary in China have been qualified as “Small Profit Enterprises” upon its establishment in 2025, and therefore are entitled to enjoy a preferential income tax rate of 20% on 50% of the assessable profit before tax. From January 1, 2023 to December 31, 2027, 25% of the first RMB 3.0 million of the assessable profit before tax is subject to the tax rate of 20% for the Company’s subsidiary that are qualified as “Small Profit Enterprises”.

The components of loss before income taxes are as follows:

	Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
PRC	—	—	(6)
USA	—	—	(12,544)
Cayman Islands	(11,489)	(13,851)	(27,483)
Total loss before income taxes	(11,489)	(13,851)	(40,033)

Income tax expense consists of the following:

Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Current income tax (expense) benefit	—	—	—
Deferred income tax (expense) benefit	—	—	—
Total	—	—	—

The actual income tax expense from continuing operations reported in the consolidated statements of operations and comprehensive (loss) income for each of the years ended December 31, 2023, 2024 and 2025 differs from the amount computed by applying the PRC statutory income tax rate to income before income taxes due to the following:

	Year Ended December 31,
	2023	2024	2025
PRC statutory income tax rate	25.0%	25.0%	25.0%
Increase (decrease) in effective income tax rate resulting from:
Impact of different tax rates in other jurisdictions	(25.0)%	(25.0)%	(21.2)%
Change in valuation allowance	—%	—%	(3.8)%
Actual income tax expense	—%	—%	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2024	2025
	RMB	RMB
Deferred income tax assets:
Tax loss carry forwards	—	2,634
Total deferred income tax assets	—	2,634
Valuation allowance	—	2,634
Deferred income tax assets, net	—	—

The movements of the valuation allowance are as follows:

	Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Balance at the beginning of the year	—	—	—
Additions of valuation allowance	—	—	2,634
Balance at the end of the year	—	—	2,634

The valuation allowance as of December 31, 2025 was recorded against the full amount of deferred income tax assets of VSA US, which is in a cumulative loss position. In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the net operating loss carryforwards become available for utilization. Management has considered projected future taxable income and tax planning strategies in making this assessment. Based on the weight of available evidence, including the PRC subsidiary’s cumulative loss position and the absence of sufficient projected future taxable income, management concluded that it is more likely than not that the deferred tax assets will not be realized, and accordingly a full valuation allowance of RMB2,634 has been established. As of December 31, 2025, the Company had net operating loss carryforwards for PRC corporate income tax purposes, the related deferred tax assets of which amounted to RMB2,634. Under applicable PRC tax laws, these net operating loss carryforwards are available to offset future taxable income for a period of five years and will expire in 2030 if not utilized prior to such date.

The CIT Law and its implementation rules impose a withholding income tax at 10%, unless reduced by a tax treaty or arrangement, on the amount of dividends distributed by a PRC-resident enterprise to its immediate holding company in Hong Kong that are related to earnings accumulated beginning on January 1, 2008. Dividends relating to undistributed earnings generated prior to January 1, 2008 are exempt from such withholding income tax. The Company did not distribute any dividend for the years ended December 31, 2024 and 2025.

The Company has considered temporary differences on the book to tax differences pertaining to all investment in subsidiaries including the determination of the indefinite reinvestment assertion that would apply to each foreign subsidiary. The Company evaluated each entity’s historical, current business environment and plans to indefinitely reinvest all earnings accumulated in its respective jurisdiction for purpose of future business expansion. The Company assessed the recoverability of the collective deferred tax assets related to VAS. As of December 31, 2025, the company recorded a write-off amount of nil for the deferred tax assets of most of its BCI entities by establishing a valuation allowance.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2025, the Company did not have any unrecognized uncertain tax positions and the Company does not believe that its unrecognized tax benefits will change over the next twelve months. For the year ended December 31, 2025, the Company did not incur any interest and penalties related to potential underpaid income tax expenses. As of December 31, 2025, the tax years ended December 31, 2020 through 2024 for the Company’s subsidiary in the PRC is generally subject to examination by the PRC tax authorities.